Exhibit 99.1

Bitfarms to Acquire Stronghold Digital Mining

- Expands and Rebalances Bitfarms Energy Portfolio to Approximately 50% in the U.S. by YE 2025,
Consistent with Strategic Plan -
- Provides Clear Path to 950 MW Active Power Capacity -
- Adds 4.0 EH/s to Bitfarms’ Hashrate with Expansion Capacity of Potentially Over 10 EH/s with Fleet Refresh -
- Vertically Integrates into Power Generation with 165 MW of Nameplate Generated Power Capacity -
- Adds 142 MW of PJM Import Capacity with Long Term Expansion Potential up to 790 MW -
- Conference Call at 8:30 AM ET to Discuss Transaction -

This news release constitutes a “designated news release” for the purposes of Bitfarms’ prospectus supplement dated March 8, 2024, to its short form base shelf prospectus dated November 10, 2023.

TORONTO, Ontario and BROSSARD, Québec, and NEW YORK, New York -- August 21, 2024 -- Bitfarms Ltd. (Nasdaq/TSX: BITF) (“Bitfarms”), a global vertically integrated Bitcoin data center company, and Stronghold Digital Mining, Inc. (Nasdaq: SDIG) (“Stronghold”) have entered into a definitive merger agreement (the “Merger Agreement”) under which Bitfarms will acquire Stronghold in a stock-for-stock merger transaction (the “Transaction”). The Transaction is valued at approximately US$125 million equity value plus the assumption of debt valued at approximately US$50 million.

Stronghold is a vertically integrated crypto asset mining company focused on mining Bitcoin and environmental remediation and reclamation services. As of June 30, 2024, Stronghold has a hashrate of 4.0 EH/s and 165 MW of current nameplate generated power capacity, with the potential to bring its hashrate to approximately 10 EH/s in 2025 with fleet upgrades. In addition, Stronghold has 142 MW of current Pennsylvania-New Jersey-Maryland Interconnection (PJM) import capacity and provides a path to import as much as 790 MW of incremental potential power beyond 2025.

Stronghold owns over 750 acres of land with options on over 1,100 additional acres along with two merchant power plants: the Scrubgrass and Panther Creek Facilities in Pennsylvania. These two power plants are recognized by Pennsylvania as a Tier 2 Alternative Energy Source (the same category as large-scale hydro) for their proven and significant environmental benefits. Stronghold’s footprint also has access to the strategically valuable PJM grid, the largest wholesale electricity market in the U.S., and, subject to regulatory approvals, the ability to import 142 MW of power from this source. This strategic location within the PJM region creates significant opportunity for the combined company to both generate and utilize competitively priced and flexible grid power that can be used for Bitcoin mining, energy trading and HPC/AI. Together, in coordination with the Pennsylvania Department of Environmental Protection, these facilities remove hundreds of thousands of tons of mining waste and convert it into power through a highly specialized process.

The Transaction could add up to 307 MW of power capacity and is expected to put Bitfarms on track to increase its energy portfolio to over 950 MW by year-end 2025. There are multiple studies underway to potentially increase the total import capacity with an additional 648 MW beyond 2025 as well as numerous opportunities to leverage Bitfarms’ proven expertise to successfully enhance energy efficiency and hashrate and merge HPC/AI with Bitcoin mining operations.

Ben Gagnon, Chief Executive Officer of Bitfarms, said, “After three years of ongoing discussions, I am proud to announce this transformative acquisition, which is a decisive step in securing a strong future for Bitfarms. With this transaction, we expect to expand and rebalance our energy portfolio to 950 MW with nearly 50% in the U.S. by the end of 2025 and have visibility on multi-year expansion capacity up to 1.6 GW with approximately 66% in the U.S., up from approximately 6% today. By vertically integrating with power generation, expanding our energy trading capabilities and securing two high potential sites for HPC/AI with significant multi-year expansion potential, we are executing our strategy to diversify beyond Bitcoin mining to create greater long-term shareholder value.”

“Having mined over 25,000 Bitcoin with renewable energy to date, Bitfarms is also extending its environmental leadership with the acquisition of these reclamation facilities. Stronghold has reclaimed thousands of acres of toxic waste, reducing the environmental footprint of historical mining activities and eliminating acid mine drainage that has been contaminating U.S. waterways since the 1800’s. Additionally, Stronghold’s Carbon Capture Projects have the potential to capture over 60,000 tons of carbon dioxide annually, providing Bitfarms additional revenue and making it one of the largest potential carbon capture projects globally,” said Arnold Lee, Director of Sustainability at Bitfarms.

Gregory Beard, Chief Executive Officer, President and Chairman of Stronghold, said, “We have been in conversation with Bitfarms for a long time. Having received and reviewed numerous bids in our Strategic Alternatives Review process, we believe that we found the ideal partner. Bitfarms has the vision and financial fortitude to unlock the value of Stronghold’s assets, and, given the accretion and future growth of the combined business, we are pleased that our shareholders will have the opportunity to participate in the significant upside potential. We look forward to leveraging Bitfarms’ operational expertise and proprietary data analytics system to further optimize our sites and return once-blighted land to local communities. I am confident that this combination is a unique opportunity to maximize value for the shareholders of both companies.”

Transaction Details

The Transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close in the first quarter of 2025, subject to the receipt of Stronghold shareholder approval, applicable regulatory approvals, certain third-party consents and other customary closing conditions. Upon closing, Mr. Beard will contribute to the combined company in an advisory capacity.

Under the terms of the Merger Agreement, Stronghold shareholders will receive 2.52 shares of Bitfarms for each share of Stronghold they own, representing consideration per share of U.S. $6.02 and a 71% premium to the Stronghold 90-day volume-weighted average price on Nasdaq as of August 16, 2024. At close, Stronghold shareholders are expected to own just under 10% of the combined company, based on the current issued and outstanding shares of each company.

The Transaction delivers compelling transaction economics while achieving an estimated $10 million in annual run-rate cost synergies.

Investor Conference Call

Bitfarms and Stronghold will conduct a conference call with investors to discuss the Transaction today, August 21, 2024, at 8:30am ET. An accompanying presentation will be accessible before the call on the Investor website and can be accessed here.

Participants may join by calling: 888-506-0062 (domestic), or 973-528-0011 (international), and should do so 10 minutes prior to the start time. Participants will be greeted by an operator and asked for the access code, which is 570343. If you do not have the code, then you may reference the Bitfarms and Stronghold acquisition conference call.

The conference call will also be available through a live webcast found here.

A webcast replay will be available and can be accessed in the Events section of our Investor website. An audio replay will be available through September 4, 2024, and can be accessed at 877-481-4010 (domestic), or 919-882-2331 (international), using access code 51102.

Advisors

Moelis & Company LLC is serving as a financial advisor to the Special Committee of the Board of Directors of Bitfarms, and Skadden, Arp, Slate, Meagher & Flom LLP, McMillan LLP, Peterson McVicar LLP, Fasken Martineau DuMoulin LLP and Firm 21m PLLC are serving as legal counsel. Houlihan Lokey Capital, Inc. delivered an opinion to the Special Committee of the Board of Directors of Bitfarms to the effect that, as of August 20, 2024, subject to the assumptions, limitations and qualifications contained therein, the exchange ratio provided for in the acquisition pursuant to the Merger Agreement is fair to Bitfarms from a financial point of view. Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC provided a fairness opinion and is serving as exclusive financial advisor to Stronghold and Vinson & Elkins LLP is serving as lead legal counsel along with Blake, Cassels & Graydon LLP.

About Bitfarms Ltd.

Founded in 2017, Bitfarms is a global Bitcoin mining company that contributes its computational power to one or more mining pools from which it receives payment in Bitcoin. Bitfarms develops, owns, and operates vertically integrated mining farms with in-house management and company-owned electrical engineering, installation service, and multiple onsite technical repair centers. Bitfarms’ proprietary data analytics system delivers best-in-class operational performance and uptime.

Bitfarms currently has 12 operating Bitcoin data centers and two under development situated in four countries: Canada, the United States, Paraguay, and Argentina. Powered predominantly by environmentally friendly hydro-electric and long-term power contracts, Bitfarms is committed to using sustainable and often underutilized energy infrastructure.

To learn more about Bitfarms’ events, developments, and online communities:
www.bitfarms.com
https://www.facebook.com/bitfarms/
https://twitter.com/Bitfarms_io
https://www.instagram.com/bitfarms/
https://www.linkedin.com/company/bitfarms/

About Stronghold Digital Mining, Inc.

Stronghold is a vertically integrated Bitcoin mining company with an emphasis on environmentally beneficial operations. Stronghold houses its miners at its wholly owned and operated Scrubgrass Plant and Panther Creek Plant, both of which are low-cost, environmentally beneficial coal refuse power generation facilities in Pennsylvania.

Glossary of Terms
•	HPC = High-performance computing
•	AI = Artificial intelligence
•	EH or EH/s = Exahash or exahash per second
•	MW or MWh = Megawatts or megawatt hour
•	GW or GWh = Gigawatts or gigawatt hour

Forward-Looking Statements
This news release contains certain “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) that are based on expectations, estimates and projections as at the date of this news release and are covered by safe harbors under Canadian and United States securities laws. The statements and information in this release regarding receipt of the approval of the shareholders of Stronghold for the Transaction as well as all other applicable regulatory approvals, closing of the  Transaction on a timely basis and on the terms as announced, the benefits of the Transaction, the ability to gain access to additional electrical power and grow the hashrate of the Stronghold business, performance of the plants and equipment upgrades and the impact on operating capacity including the target hashrate to take the Stronghold business to 10 EH/s in 2025, to increase the Bitfarms energy portfolio to 950 MW by year-end 2025 and multi-year expansion capacity up to 1.6 GW, the opportunities to leverage Bitfarms’ proven expertise to successfully enhance energy efficiency and hashrate, reclamation and environmental benefits in general, the synergies of the combined business, carbon capture potential, hashrate growth in general, energy efficiency and cost savings in general, and the benefits of the growth strategy including to merge HPC / AI with Bitcoin mining operations and other statements regarding future plans and objectives of each of Bitfarms, Stronghold and the combined company are forward-looking information. Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “prospects”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking information.

This forward-looking information is based on assumptions and estimates of management of each of Bitfarms and Stronghold at the time they were made, and involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of each of Bitfarms and Stronghold to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information. Such factors include, among others, risks relating to: receipt of the approval of the shareholders of Stronghold and the Toronto Stock Exchange for the Transaction as well as other applicable regulatory approvals; that the Transaction may not close within the timeframe anticipated or at all or may not close on the terms and conditions currently anticipated by the parties for a number of reasons including, without limitation, as a result of a  failure to satisfy the conditions to closing of the Transaction; the inability of Bitfarms to operate the plants as anticipated following consummation of the Transaction; failure of the equipment upgrades to be installed and operated as planned; the availability of additional power may not occur as currently planned, or at all; expansion may not materialize as currently anticipated, or at all; the power purchase agreements and economics thereof may not be as advantageous as expected; potential environmental cost and regulatory penalties due to the operation of the Stronghold plants which entail environmental risk and certain additional risk factors particular to the business of Stronghold including, land reclamation requirements may be burdensome and expensive, changes in tax credits related to coal refuse power generation could have a material adverse effect on the business, financial condition, results of operations and future development efforts, competition in power markets may have a material adverse effect on the results of operations, cash flows and the market value of the assets, the business is subject to substantial energy regulation and may be adversely affected by legislative or regulatory changes, as well as liability under, or any future inability to comply with, existing or future energy regulations or requirements, the operations are subject to a number of risks arising out of the threat of climate change, and environmental laws, energy transitions policies and initiatives and regulations relating to emissions and coal residue management, which could result in increased operating and capital costs and reduce the extent of business activities, operation of power generation facilities involves significant risks and hazards customary to the power industry that could have a material adverse effect on our revenues and results of operations, and there may not have adequate insurance to cover these risks and hazards, employees, contractors, customers and the general public may be exposed to a risk of injury due to the nature of the operations, limited experience with carbon capture programs and initiatives and dependence on third-parties, including consultants, contractors and suppliers to develop and advance carbon capture programs and initiatives, and failure to properly manage these relationships, or the failure of these consultants, contractors and suppliers to perform as expected, could have a material adverse effect on the business, prospects or operations; the digital currency market; the ability to successfully mine digital currency; revenue may not increase as currently anticipated, or at all; it may not be possible to profitably liquidate the current digital currency inventory, or at all; a decline in digital currency prices may have a significant negative impact on operations; an increase in network difficulty may have a significant negative impact on operations; the volatility of digital currency prices; the anticipated growth and sustainability of hydroelectricity for the purposes of cryptocurrency mining in the applicable jurisdictions; the inability to maintain reliable and economical sources of power to operate cryptocurrency mining assets; the risks of an increase in electricity costs, cost of natural gas, changes in currency exchange rates, energy curtailment or regulatory changes in the energy regimes in the jurisdictions in which Bitfarms and Stronghold operate and the potential adverse impact on profitability; future capital needs and the ability to complete current and future financings, including each of Bitfarms’, Stronghold’s or the combined company’s  ability to utilize an at-the-market offering program (each, an “ATM Program”) and the prices at which securities may be sold in each such ATM Program, as well as capital market conditions in general; share dilution resulting from an ATM Program and from other equity issuances; volatile securities markets impacting security pricing unrelated to operating performance; the risk that a material weakness in internal control over financial reporting could result in a misstatement of financial position that may lead to a material misstatement of the annual or interim consolidated financial statements if not prevented or detected on a timely basis; historical prices of digital currencies and the ability to mine digital currencies that will be consistent with historical prices; and the adoption or expansion of any regulation or law that will prevent any of Bitfarms, Stronghold or the combined company from operating its business, or make it more costly to do so. For further information concerning these and other risks and uncertainties, refer to Bitfarms’ filings on www.sedarplus.ca (which are also available on the website of the U.S. Securities and Exchange Commission (the “SEC")  at www.sec.gov), including the MD&A for the year-ended December 31, 2023, filed on March 7, 2024 and the MD&A for the three and six months ended June 30, 2024 filed on August 8, 2024 and Stronghold’s filings on www.sec.gov, including the Annual Report on Form 10-K for the fiscal year ended 2023, filed on March 8, 2024, the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, filed on May 8, 2024, the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, filed on August 14, 2024, and subsequent reports on Forms 10-Q and 8-K. Although each of Bitfarms and Stronghold has attempted to identify important factors that could cause actual results to differ materially from those expressed in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended, including factors that are currently unknown to or deemed immaterial by Bitfarms or Stronghold, as applicable. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on any forward-looking information. Neither Bitfarms nor Stronghold undertakes any obligation to revise or update any forward-looking information other than as required by law.

Additional Information about the Merger and Where to Find It

This communication relates to a proposed merger between Stronghold and Bitfarms. In connection with the proposed merger, Bitfarms intends to file with the SEC a registration statement on Form F-4, which will include a proxy statement of Stronghold that also constitutes a prospectus of Bitfarms. After the registration statement is declared effective, Stronghold will mail the proxy statement/prospectus to its shareholders.  This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other relevant documents Bitfarms and Stronghold has filed or will file with the SEC.  Investors are urged to read the proxy statement/prospectus (including all amendments and supplements thereto) and other relevant documents filed with the SEC carefully and in their entirety if and when they become available because they will contain important information about the proposed merger and related matters.

Investors may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by Bitfarms and Stronghold with the SEC, when they become available, through the website maintained by the SEC at www.sec.gov.  Copies of the documents may also be obtained for free from Bitfarms by contacting Bitfarms' Investor Relations Department at investors@bitfarms.com and from Stronghold by contacting Stronghold's Investor Relations Department at SDIG@gateway-grp.com.

No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation Relating to the Merger
Bitfarms, Stronghold, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from Stronghold's shareholders in respect of the proposed merger.  Information regarding Bitfarms’ directors and executive officers can be found in Bitfarms’ annual information form for the year ended December 31, 2023, filed on March 7, 2024, as well as its other filings with the SEC.  Information regarding Stronghold’s directors and executive officers can be found in Stronghold’s proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on April 29, 2024, and supplemented on June 7, 2024, and in its Form 10-K for the year ended December 31, 2023, filed with the SEC on March 8, 2024.  This communication may be deemed to be solicitation material in respect of the proposed merger.  Additional information regarding the interests of such potential participants, including their respective interests by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed merger if and when they become available.  These documents are available free of charge on the SEC’s website and from Bitfarms and Stronghold using the sources indicated above.

Bitfarms
Investor Contact:
Tracy Krumme
SVP, Head of IR & Corp. Comms.
+1 786-671-5638
tkrumme@bitfarms.com

Innisfree M&A Incorporated
Gabrielle Wolf / Scott Winter
+1 212-750-5833

Laurel Hill Advisory Group
1-877-452-7184
416-304-0211
assistance@laurelhill.com

Media Contacts:
U.S.:  Joele Frank, Wilkinson Brimmer Katcher
Dan Katcher / Joseph Sala
+1 212-355-4449

Québec: Tact
Louis-Martin Leclerc
+1 418-693-2425
lmleclerc@tactconseil.ca

Stronghold
Investor Contact:
Matt Glover
Gateway Group, Inc.
SDIG@gateway-grp.com
1-949-574-3860

Media Contact:
contact@strongholddigitalmining.com